EXHIBIT 10.5

     Employment Agreements have been executed by the Company and the indicated employees, each substantially identical in all material respects to the form of employment agreement filed as Exhibit 10.5 to the Company's 2001 Annual Report on Form 10-K except as noted below.

EMPLOYEE AND POSITION	BASE SALARY	DATE OF AGREEMENT	TERMINATION DATE OF AGREEMENT [IF NOT EXTENDED PURSUANT TO SECTION 1(a)]

Gordon S. Borteck Vice President,Organization and Human Resources	$200,000	January 1, 2002	June 30, 2003
Alain Bouruet-Aubertot Senior Vice President - Minteq	$250,000	November 25, 2002	May 31, 2004
Michael A. Cipolla Controller and Chief Accounting Officer	$160,000	March 1, 2001	February 28, 2002
Howard R. Crabtree Senior Vice President, Minteq (Senior Vice President - Technology and Logistics as of January 23, 2003)	$275,000	January 1, 2002 (amended on November 25, 2002)	June 30, 2003
Anton Dulski Executive Vice President	$400,000	February 1, 2002	January 31, 2004
S. Garrett Gray Vice President, General Counsel and Secretary	$250,000	March 1, 2001	July 31, 2002
D. Randy Harrison Vice President and General Manager, Performance Minerals	$200,000	January 1, 2002	June 30, 2003
William Kromberg Vice President - Taxes	$200,000	March 1, 2001	February 28, 2002
Kenneth Massimine Senior Vice President, Paper PCC	$240,000	January 1, 2002	June 30, 2003
Paul R. Saueracker Chairman, President and Chief Executive Officer	$550,000	January 1, 2002	December 31, 2003
John A. Sorel Senior Vice President, Corporate Development and Finance (Senior Vice President - Finance, Chief Executive Officer and Treasurer as of November 25, 2002)	$265,000	January 1, 2002 (amended on November 25, 2002)	June 30, 2003